SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

January 24, 2005
(Date of Report)

CACI International Inc
(Exact name of registrant as specified in its Charter)

Delaware	0-8401	54-1345899
(State of other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1100 N. Glebe Road
Arlington, Virginia 22201
(Address of principal executive offices)(ZIP code)

(703) 841-7800
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultarneously satisfy the filing obligation of the registrant under anyh of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240a.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240a.13e-4(c))

ITEMS 2.02 AND 7.01:    RESULTS OF OPERATIONS AND FINANCIAL CONDITION; REGULATION FD DISCLOSURE

On January 24, 2005 the Registrant released its financial results for the second quarter of fiscal year 2005.

A copy of the Registrant’s press release announcing the financial results as well as the schedule for a conference call and “web cast” on January 25, 2005 is attached as Exhibit 99 to this current report on Form 8-K.

EXHIBITS

Exhibit
Number

99	Press Release dated January 24, 2005, announcing CACI’s financial results for the second quarter of fiscal year 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CACI INTERNATIONAL INC

Registrant

By:	/s/ JEFFREY P. ELEFANTE

Jeffrey P. Elefante
Executive Vice President, General Counsel and Secretary